UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 11, 2023
_______________________________________________________________________________

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, National Research Corporation, a Delaware corporation (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, Parul Bhandari and Penny A. Wheeler, to the Board for a three-year term to expire at the Company’s 2026 annual meeting of shareholders;

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023;

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement relating to the Annual Meeting; and

●	A non-binding advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers.

As of the March 24, 2023, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 24,599,815 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 97% of all shares (and votes) were represented at the Annual Meeting or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Parul Bhandari and Penny A. Wheeler as directors for three-year terms to expire at the Company’s 2026 annual meeting of shareholders. The results of the vote were as follows:

	For		Against		Abstain		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
Parul Bhandari	22,739,615	98.15%	427,230	1.84%	15,346	N/A	670,641	N/A
Penny A. Wheeler	22,369,604	96.55%	798,175	3.44%	14,412	N/A	670,641	N/A

Ratify Appointment of KPMG LLP for 2023

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
23,594,949	98.93%	253,194	1.06%	4,689	N/A	0	N/A

Non-binding, Advisory Vote to Approve Executive Compensation

The shareholders approved on an advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement relating to the Annual Meeting. The results of the non-binding, advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
22,850,519	98.81%	273,176	1.18%	58,496	N/A	670,641	N/A

Non-Binding, Advisory Vote on the Frequency of Future Non-Binding, Advisory Votes to Approve Executive Compensation

The shareholders approved on an non-binding, advisory basis the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers. The results of the non-binding, advisory vote were as follows:

One Year		Two Years		Three Years		Abstain
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
22,484,465	97.24%	1,242	0%	635,474	2.74%	61,010	N/A

           The Board expects to consider the results of the vote on this item at its next regular meeting. The Company will amend this Current Report on Form 8-K to report the Board’s determination as to the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers in light of the shareholder vote on this item.
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(1)	Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: May 15, 2023	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary